United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the Securities Exchange Act of 1934

March 27, 2012

Date of Report (Date of earliest event reported)

SAKER AVIATION SERVICES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52593	87-0617649
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Hangar Road, Avoca, Pennsylvania	18641
(Address of principal executive offices)	(Zip Code)

(570) 457-3400

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 27, 2012, Saker Aviation Services, Inc. (the “Company”) issued a press release describing its results of operations and financial condition for the year ended December 31, 2011. The Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 27, 2012 of Saker Aviation Services, Inc. regarding its results of operations and financial condition for the year ended December 31, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Saker Aviation Services, Inc.

Date: March 27, 2012	By:	/s/ Ronald J. Ricciardi
Ronald J. Ricciardi
President and Chief Executive Officer

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